UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 7, 2024 (March 6, 2024)

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 E. 34th Cir N
Wichita, Kansas	67226
(Address of Principal Executive Offices)	(Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Engagement Agreement

On March 6, 2024, AgEagle Aerial Systems Inc. (the “Company”) entered into a letter agreement (the “Engagement Agreement”) with Dawson James Securities, Inc. (“Dawson”) pursuant to which Dawson has agreed to serve, on an exclusive basis for a period of four months, as the sole placement agent for the Company, in connection with the offering of equity securities and equity-linked securities of the Company (the “Securities”), including any restructuring, exercise and/or conversion solicitation and/or renegotiating the terms of any warrants to purchase shares of common stock, par value $0.001 per share (the “Common Stock”) and the solicitation of exercise of any additional investment right with respect to Securities of the Company (each, an “Offering”).

Pursuant to the Engagement Agreement, the Company will pay a cash fee equal to $68,862.04 and issue to Dawson warrants to purchase such number of shares of Common Stock (the “Placement Agent Warrants”), equal to 10% of the aggregate number of shares of Common Stock issued or issuable in the Offerings. These Placement Agent Warrants will have the same terms as any warrants included in any Offering except that such Placement Agent Warrants will have a five (5) year term, an exercise price equal to 125% of the offering price per share and will not include any anti-dilution protection provisions in connection with a subsequent equity issuance, or otherwise.

Series F Convertible Preferred Stock Securities Purchase Agreement

As previously reported on a Current Report on Form 8-K filed on June 30, 2022, the Company entered into a Securities Purchase Agreement dated June 26, 2022 (the “Original SPA”), as subsequently amended by the Series F SPA Amendment Agreement dated February 8, 2024 (the “Series F Amendment Agreement”, and together with the Original SPA, the “SPA”), with Alpha Capital Anstalt (“Alpha”), pursuant to which Alpha purchased 10,000 shares of the Company’s Series F 5% Convertible Preferred Stock (the “Series F Convertible Preferred”) and a warrant to purchase 5,212,510 shares of the Company’s Common Stock.  Pursuant to the terms of the SPA, Alpha had the right to purchase up to an aggregate of $25,000,000 stated value of the Series F Convertible Preferred and accompanying warrants (the “Additional Investment Right”), at a purchase price equal to the volume-weighted average prices (“VWAPs”) of the Company’s common stock for three trading days prior to the date Alpha gives notice to the Company that it will exercise its Additional Investment Right (the “Investor Notice”).

As previously reported on a Current Report on Form 8-K filed on November 15, 2023, the Company entered into an Assignment, Waiver and Amendment Agreement (the “Assignment Agreement”) with Alpha pursuant to which, among other things, (i) Alpha transferred and assigned to certain institutional and accredited investors (the “Assignees”), the rights and obligations to purchase up to $1,850,000 of Series F Convertible Preferred and accompanying warrants pursuant to the Additional Investment Right provided in the SPA (the “Assigned Rights”) and (ii) the SPA was amended so that the Assignees are party thereto and have the same rights and obligations thereunder as Alpha to the extent of the Assigned Rights.

On March 6, 2024, in connection with the Assigned Rights, the Company received Investor Notices from Alpha and the Assignees for the aggregate purchase of 1,000 shares of Series F Convertible Preferred convertible into 829,394 shares of Common Stock at a conversion price of $1.2057 and warrants to purchase up to 829,394 shares of Common Stock (the “Warrants”) an exercise price of $1.2057 per share for an aggregate purchase price of $1,000,000. The Warrants will be immediately exercisable upon issuance and have a three-year term.

The foregoing descriptions of the Original SPA, the Series F Amendment Agreement and the Assignment Agreement, do not purport to be complete and are qualified in their entirety by references to the SPA filed as Exhibit 10.1 to the Current Report on Form 8-K filed on June 30, 2022, the Series F Amendment Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed on February 8, 2024, and the Assignment Agreement filed as Exhibit 10.2 to the Current Report on Form 8-K filed on November 16, 2023, and incorporated by reference herein.

Warrant Exercise Agreement

On March 6, 2024, the Company entered into a warrant exercise agreement (the “Exercise Agreement”) with several institutional investors (“Investors”) holding warrants issued to such Investors pursuant a securities purchase agreement, dated as of June 5, 2023 in connection with a private placement (the “Existing Warrants”). The Exercise Agreement provides that for those Investors who exercise their Existing Warrants they will receive a reduction in the Exercise Price (as defined in the Existing Warrants) to $0.60 per share of Common Stock. The shares of Common Stock issuable upon exercise of the Existing Warrants were registered pursuant to a registration statement on Form S-1 File No. 333-273332 and declared effective on July 27, 2023. The Company will receive up to $497,700.60 from the exercise of the Existing Warrants.

As a result of the Exercise Agreement, the conversion price of the Series F Convertible Preferred was reduced to $0.60 per share.

The foregoing description of the Warrant Exercise Agreement does not purport to be complete and is qualified in its entirety by reference to the Warrant Exercise Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The Series F Convertible Preferred, Warrants, and the Placement Agent Warrants are being issued and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form Warrant Exercise Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Mark DiSiena
	Name:	Mark DiSiena
	Title:	Chief Financial Officer
Dated: March 7, 2024